SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934




          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MAY 22, 1996



                                 NGC CORPORATION
             (Exact name of registrant as specified in its charter)



         DELAWARE                      1-11156                        75-2386657
(STATE OR OTHER JURISDICTION       (COMMISSION                 (I.R.S. EMPLOYER
      OF INCORPORATION)             FILE NUMBER)             IDENTIFICATION NO.)



13430 NORTHWEST FREEWAY
HOUSTON, TEXAS                                                          77040
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                              (ZIP CODE)


        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (713) 507-6400


                            Page 1 of 103 total pages

                            Exhibit Index on page 4.


ITEM 5:  OTHER EVENTS

                  On May 22, 1996, NGC Corporation ("NGC"), Chevron U.S.A. Inc. ("Chevron") and an affiliate of Chevron signed a definitive Combination Agreement and Plan of Merger (the "Combination Agreement") concerning a strategic business combination pursuant to which substantially all of Chevron's gas gathering, processing and marketing operations will be merged with NGC. A copy of the Combination Agreement is annexed hereto as Exhibit 1 and incorporated herein by reference. A copy of the press release regarding the signing of the Combination Agreement is attached hereto as Exhibit 2 and incorporated herein by reference.

ITEM 7:  FINANCIAL STATEMENTS, PRO-FORMA FINANCIAL INFORMATION AND EXHIBITS

                  (a)      Financial Statements - None

                  (b)      Pro-Forma Financial Statements - None

                  (c)      Exhibits

                           1        Combination Agreement dated as of
                                    May 22, 1996, by and among NGC
                                    Corporation, Chevron U.S.A. Inc.
                                    and Midstream Combination Corp.
                                    (without Exhibits)

                           2        Press Release dated May 23, 1996.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               NGC CORPORATION


                                               By: /S/  KENNETH E. RANDOLPH
                                                        Kenneth E. Randolph
                                                        Senior Vice President
                                                        and  General Counsel


Date:    May 23, 1996


LQM\852

                                  EXHIBIT INDEX


EXHIBIT                                                             SEQUENTIALLY
NUMBER            DESCRIPTION                                      NUMBERED PAGE
  1               Combination Agreement dated as of May 22,                    5
                  1996, by and among NGC Corporation, Chevron
                  U.S.A. Inc. and Midstream Combination Corp.
                  (without Exhibits)

  2               Press Release dated May 23, 1996                           102